UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2019

L.B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10436	25-1324733
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Suite 100, Pittsburgh, Pennsylvania		15220
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (412) 928-3400
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition

On October 29, 2019, L.B. Foster Company (“Company”) issued a press release announcing the Company’s results of operations for the third quarter ended September 30, 2019. A copy of that press release is furnished with this report as Exhibit 99.1.
The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.05  Costs Associated with Exit or Disposal Activities

On October 29, 2019, the Company announced to certain union and non-union employees at our CXT Concrete Buildings facility, located in Spokane, Washington, the intent to relocate the pre-fabricated concrete buildings manufacturing operation to Boise, Idaho. This move is part of an initiative focusing on regional growth opportunities and logistical savings associated with fabricating product in a more centralized location closer to the Company’s existing and prospective customer base. The Company expects to cease pre-fabricated building operations in Spokane, Washington, and commence operations in Boise, Idaho, in the first quarter of 2020.
As a result of this relocation, the Company expects to incur certain exit and disposal charges consisting of severance, relocation, and employee retention expense, as well as site clean-up and facility restoration expense, totaling approximately $1.0 to $1.5 million in its Construction Products operating segment. The approximate expense resulting from this relocation could change materially as a result of certain factors such as employee acceptances of the severance packages offered and unknown or unforeseen costs as part of winding up operations at the Spokane, Washington fabrication facility.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated October 29, 2019, of L.B. Foster Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:	October 29, 2019	/s/ James P. Maloney
James P. Maloney
Senior Vice President and
Chief Financial Officer
(Duly Authorized Officer of Registrant)